SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

Date of Report (Date of earliest event reported) :  May 28, 2002

     CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. (as company under a Pooling and Servicing Agreement, dated as of April 1, 2002, providing for, inter alia, the issuance of CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-AR13)

               CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
             (Exact name of registrant as specified in its charter)


       Delaware                    333-77054-07              13-3320910
State or Other Jurisdiction       (Commission               (IRS Employer
   of Incorporation )              File Number)            Identification No.)

11 Madison Ave.
New York, New York                                             10010
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code :(212)325-2000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-AR13 (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of April 1, 2002 among Credit Suisse First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital, Inc., as seller, Chase Manhattan Mortgage Corporation, as master servicer, Cendant Mortgage Corporation, as seller and servicer, Washington Mutual Mortgage Securities Corp., as servicer, Olympus Servicing, L.P., as servicer and special servicer, Bank One, National Association, as trustee, and JPMorgan Chase Bank, as trust administrator.

     On May 28, 2002 distribution was made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7.   Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               Statement to Certificateholders on May 28, 2002 is filed as
               Exhibit 99.1 hereto.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  JPMORGAN CHASE BANK, not in its
                                  individual capacity but solely as Trust
                                  Administrator under the Agreement
                                  referred to herein




Date:  June 14, 2002              By:   /s/  Andreas Auer
                                        ---------------------------------------
                                        Andreas Auer
                                        Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         May 28, 2002

                                  Exhibit 99.1


             Monthly Certificateholder Statement on May 28, 2002



                 CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-AR13
                                Statement to Certificate Holders
                                      May 28, 2002
                                ***RESTATEMENT***

----------------------------------------------------------------------------------------------------------------------------------
                            DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL          BEGINNING                                                                                ENDING
               FACE           PRINCIPAL                                                    REALIZED      DEFERRED     PRINCIPAL
CLASS         VALUE            BALANCE         PRINCIPAL       INTEREST        TOTAL        LOSSES       INTEREST       BALANCE
----------------------------------------------------------------------------------------------------------------------------------
IA      98,933,000.00    98,933,000.00    1,009,403.44      492,433.84   1,501,837.28        0.00       0.00       97,923,596.56
IIA     92,306,000.00    92,306,000.00       89,601.21      466,894.63     556,495.84        0.00       0.00       92,216,398.79
IIIA   100,296,000.00   100,296,000.00       32,658.22      480,889.33     513,547.55        0.00       0.00      100,263,341.78
IVA     30,251,000.00    30,251,000.00       14,355.38      160,466.86     174,822.24        0.00       0.00       30,236,644.62
VA     178,597,000.00   178,597,000.00    1,402,888.39      221,261.84   1,624,150.23        0.00       0.00      177,194,111.61
AR             100.00           100.00          100.00            0.50         100.50        0.00       0.00                0.00
VM1      7,125,000.00     7,125,000.00            0.00       11,241.67      11,241.67        0.00       0.00        7,125,000.00
VM2      2,375,000.00     2,375,000.00            0.00        4,802.78       4,802.78        0.00       0.00        2,375,000.00
VB       1,900,324.00     1,900,324.00            0.00        4,845.83       4,845.83        0.00       0.00        1,900,324.00
CB1      5,853,000.00     5,853,000.00        3,641.20       29,692.76      33,333.96        0.00       0.00        5,849,358.80
CB2      2,507,000.00     2,507,000.00        1,559.63       12,718.22      14,277.85        0.00       0.00        2,505,440.37
CB3      1,672,000.00     1,672,000.00        1,040.17        8,482.20       9,522.37        0.00       0.00        1,670,959.83
CB4        836,000.00       836,000.00          520.08        4,241.10       4,761.18        0.00       0.00          835,479.92
CB5        835,000.00       835,000.00          519.46        4,236.02       4,755.48        0.00       0.00          834,480.54
CB6        836,734.44       836,734.44          520.54        4,244.82       4,765.36        0.00       0.00          836,213.90
TOTALS 524,323,158.44   524,323,158.44    2,556,807.72    1,906,452.40   4,463,260.12        0.00       0.00      521,766,350.72

IIIX   100,296,000.00   100,296,000.00            0.00       31,760.40      31,760.40        0.00       0.00      100,263,341.78
VX     189,997,324.00   189,997,324.00            0.00        1,894.81       1,894.81        0.00       0.00      189,997,324.00
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                          PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------   ----------------------
                        BEGINNING                                                             ENDING                    CURRENT
CLASS     CUSIP         PRINCIPAL          PRINCIPAL      INTEREST          TOTAL            PRINCIPAL       CLASS  PASS-THRU RATE
---------------------------------------------------------------------------------------------------------   ----------------------
IA      22540VW24   1,000.00000000      10.20289934   4.97744777       15.18034710          989.79710066     IA     5.972937 %
IIA     22540VW32   1,000.00000000       0.97069757   5.05811789        6.02881546          999.02930243     IIA    6.069741 %
IIIA    22540VW40   1,000.00000000       0.32561837   4.79470099        5.12031935          999.67438163     IIIA   5.753641 %
IVA     22540VW57   1,000.00000000       0.47454233   5.30451423        5.77905656          999.52545767     IVA    6.365417 %
VA      22540VW65   1,000.00000000       7.85505014   1.23888890        9.09393904          992.14494986     VA     2.230000 %
AR      22540VX64   1,000.00000000   1,000.00000000   5.00000000    1,005.00000000            0.00000000     AR     5.972937 %
VM1     22540VW81   1,000.00000000       0.00000000   1.57777825        1.57777825        1,000.00000000     VM1    2.840000 %
VM2     22540VW99   1,000.00000000       0.00000000   2.02222316        2.02222316        1,000.00000000     VM2    3.640000 %
VB      22540VX56   1,000.00000000       0.00000000   2.55000200        2.55000200        1,000.00000000     VB     4.590000 %
CB1     22540VX23   1,000.00000000       0.62210832   5.07308389        5.69519221          999.37789168     CB1    6.087700 %
CB2     22540VX31   1,000.00000000       0.62211009   5.07308337        5.69519346          999.37788991     CB2    6.087700 %
CB3     22540VX49   1,000.00000000       0.62211124   5.07308612        5.69519737          999.37788876     CB3    6.087700 %
CB4     22540VX72   1,000.00000000       0.62210526   5.07308612        5.69519139          999.37789474     CB4    6.087700 %
CB5     22540VX80   1,000.00000000       0.62210778   5.07307784        5.69518563          999.37789222     CB5    6.087700 %
CB6     22540VX98   1,000.00000000       0.62210897   5.07307910        5.69518807          999.37789103     CB6    6.087700 %
TOTALS              1,000.00000000       4.87639670   3.63602555        8.51242225          995.12360330

IIIX    22540VW73   1,000.00000000       0.00000000   0.31666667        0.31666667          999.67438163     IIIX   0.380000 %
VX      22540VY22   1,000.00000000       0.00000000   0.00997282        0.00997282        1,000.00000000     VX     0.000000 %
---------------------------------------------------------------------------------------------------------- ------------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                               Scott B. Rubin
                     JPMorgan Chase Bank - Structured Finance Services
                            450 West 33 St, 14th fl,
                            New York, New York 10001
                              Tel: (212) 946-8847
                               Fax: 212) 946-8919
                           Email: scott.b.rubin@chase.com



                                      -6-
                                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.




                            CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-AR13
                                        Statement to Certificate Holders
                                                May 28, 2002
                                        ***RESTATEMENT***


Section 4.04(a)(i)      Scheduled Principal Payments                                                      331,336.94
                        Principal Prepayments                                                           1,275,484.63
                        Repurchases                                                                             0.00

Section 4.04(a)(ii)     Current Interest                                                                1,940,107.60
                        Carryforward Interest                                                                   0.00

Section 4.04(a)(iii)    Certificate Interest Shortfalls                                                         0.00
                        Certificate Principal Shortfalls                                                        0.00

Section 4.04(a)(v)      Aggregate Loan Balance                                                        522,754,142.61
                        Loan Group 1 Aggregate Loan Balance                                           101,802,350.98
                        Loan Group 2 Aggregate Loan Balance                                            95,820,678.47
                        Loan Group 3 Aggregate Loan Balance                                           104,171,031.39
                        Loan Group 4 Aggregate Loan Balance                                            31,415,659.54
                        Loan Group 5 Aggregate Loan Balance                                           189,544,422.23

Section 4.04(a)(vi)     Master Servicing Fees                                                                   0.00
                        Servicing Fees                                                                    164,782.40
                        RMIC PMI Fees                                                                      54,677.78

Section 4.04(a)(viii)   Current Advances                                                                        0.00
                        Outstanding Advances                                                                    0.00

Section 4.04(a)(ix)     Delinquent Mortgage Loans

                        Group 1
                        Number of Loans delinquent 31 to 60 days                                                1.00
                        Balance of Loans delinquent 31 to 60 days                                         298,927.54
                        Number of Loans delinquent 61 to 90 days                                                0.00
                        Balance of Loans delinquent 61 to 90 days                                               0.00
                        Number of Loans delinquent 91 or more days                                              0.00
                        Balance of Loans delinquent 91 or more days                                             0.00

                        Group 2
                        Number of Loans delinquent 31 to 60 days                                                0.00
                        Balance of Loans delinquent 31 to 60 days                                               0.00
                        Number of Loans delinquent 61 to 90 days                                                0.00
                        Balance of Loans delinquent 61 to 90 days                                               0.00
                        Number of Loans delinquent 91 or more days                                              0.00
                        Balance of Loans delinquent 91 or more days                                             0.00

                        Group 3
                        Number of Loans delinquent 31 to 60 days                                                0.00
                        Balance of Loans delinquent 31 to 60 days                                               0.00
                        Number of Loans delinquent 61 to 90 days                                                0.00
                        Balance of Loans delinquent 61 to 90 days                                               0.00
                        Number of Loans delinquent 91 or more days                                              0.00
                        Balance of Loans delinquent 91 or more days                                             0.00

                        Group 4
                        Number of Loans delinquent 31 to 60 days                                                0.00
                        Balance of Loans delinquent 31 to 60 days                                               0.00
                        Number of Loans delinquent 61 to 90 days                                                0.00
                        Balance of Loans delinquent 61 to 90 days                                               0.00
                        Number of Loans delinquent 91 or more days                                              0.00
                        Balance of Loans delinquent 91 or more days                                             0.00

                        Group 5
                        Number of Loans delinquent 31 to 60 days                                                0.00
                        Balance of Loans delinquent 31 to 60 days                                               0.00
                        Number of Loans delinquent 61 to 90 days                                                0.00
                        Balance of Loans delinquent 61 to 90 days                                               0.00
                        Number of Loans delinquent 91 or more days                                              0.00
                        Balance of Loans delinquent 91 or more days                                             0.00



                                      -7-
                                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.



                            CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-AR13
                                        Statement to Certificate Holders
                                            May 28, 2002
                                        ***RESTATEMENT***


                        Foreclosures

                        Group 1
                        -------------------------------
                        Number          Principal Balance       Percentage
                           0                  0.00                  0.00%

                        Group 2
                        -------------------------------
                        Number          Principal Balance       Percentage
                           0                  0.00                  0.00%

                        Group 3
                        -------------------------------
                        Number          Principal Balance       Percentage
                           0                  0.00                  0.00%

                        Group 4
                        -------------------------------
                        Number          Principal Balance       Percentage
                           0                  0.00                  0.00%

                        Group 5
                        -------------------------------
                        Number          Principal Balance       Percentage
                           0                  0.00                  0.00%


Sec. 4.04 (a)(x)
                        Rolling Three Month Delinquency Rate                                      0.067725 %


Section 4.04(a)(xi)     REO Properties


                        Group 1
                        -------------------------------
                        Number          Principal Balance       Percentage
                           0                  0.00                  0.00%

                        Group 2
                        -------------------------------
                        Number          Principal Balance       Percentage
                           0                  0.00                  0.00%

                        Group 3
                        -------------------------------
                        Number          Principal Balance       Percentage
                           0                  0.00                  0.00%

                        Group 4
                        -------------------------------
                        Number          Principal Balance       Percentage
                           0                  0.00                  0.00%

                        Group 5
                        -------------------------------
                        Number          Principal Balance       Percentage
                           0                  0.00                  0.00%


Section 4.04(a)(xii)    Current Realized Losses                                                         0.00
                        Aggregate Realized Losses                                                       0.00

Section 4.04(a)(xiii)   Weighted Average Term to Maturity
                        Group 1                                                                         353
                        Group 2                                                                         356
                        Group 3                                                                         356
                        Group 4                                                                         357
                        Group 5                                                                         355

                                     -8-

                                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.
